Subsequent events	12 Months Ended
Dec. 31, 2024
Subsequent events
Subsequent events

23. Subsequent events

The Company’s board of directors has approved and declared a cash dividend of US$0.012 per ordinary share, or US$0.036 per ADS, to holders of ordinary shares and holders of ADSs of record as of the close of business on March 27, 2025, U.S. Eastern Time, payable in U.S. dollars. The total amount of cash to be distributed for the cash dividend is expected to be approximately US$4.2 million. The payment date is expected to be on or around April 17, 2025 for holders of ordinary shares and on or around April 24, 2025 for holders of ADSs.